SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 10, 2000


                                  BARNETT INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          0-21728                59-1380437
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                    File No.)           Identification No.)


3333 Lenox Avenue
Jacksonville, Florida                                            32254
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code:   (904) 384-6530


          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On July 10, 2000, the Company announced that it had entered into a merger agreement with Wilmar Industries, Inc. pursuant to which Wilmar Industries, Inc. will pay the Company's stockholders $13.15 in cash for each outstanding shares of the Company's stock.


Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99.1     Press Release dated July 10, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BARNETT INC.


July 10, 2000                   By:  /s/ Andrea M. Luiga
                                   ---------------------------------------------
                                     Andrea M. Luiga
                                     Vice President and Chief Financial Officer





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                                  EXHIBIT LIST



99.1     Press Release dated July 10, 2000





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